UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2024

BLUM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-56626	93-3735199
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3242 S. Halladay St., Suite 202 Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 909-5564

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 1, 2024, Blum Holdings, Inc. (the "Company"), through its wholly-owned subsidiary Blum Management Holdings, Inc. (“Blum Management”), executed an advisory and consulting engagement letter (the "Advisory and Consulting Agreement" or the "Agreement") with Coastal Pine Holdings, Inc. ("Coastal") pursuant to which Blum Management shall provide advisory and consulting services and related business support to Coastal. Coastal is a holding company involved in the management of retail dispensaries throughout Northern California. As compensation for such services, the Company shall receive a monthly fee of $75,000. The initial term of the Agreement shall begin on the effective date through April 26, 2025 and the term shall continue thereafter for successive annual periods until terminated by Blum Management. The Agreement includes a deposit of Blum Management to purchase Coastal in exchange for the issuance to the shareholders of Coastal a promissory note in the amount of $940,974 and 889,725 shares of the Company's common stock of which 496,712 shares of the Company’s common stock were transferred upon execution of the Agreement and 393,013 shares of the Company’s common stock shall be transferred on the 12-month anniversary of the date of the Agreement. In accordance with the Agreement, the Company will have controlling financial interest over the business of Coastal that will allow the Company to include the financial results of Coastal in its consolidated financial statements prior to the closing of the purchase option contemplated by the Agreement.

The foregoing description of the Advisory and Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated by reference herein in its entirety.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information under Item 1.01, above, is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
10.1	Advisory and Consulting Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUM HOLDINGS, INC.

Date: May 7, 2024	By:	/s/ Sabas Carrillo
Sabas Carrillo
Chief Executive Officer

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